UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2026
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Mirum Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38981	83-1281555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 East Hillsdale Boulevard Suite 300
Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 667-4085
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Announcement of Positive Results from Cohort 2 of the Pivotal PROGRESS Study of ATEBRIOZ™ (zilurgisertib) in Pediatric Patients Aged 6 to <12 Years with Fibrodysplasia Ossificans Progressiva
On October 26, 2026, Mirum Pharmaceuticals, Inc. (the “Company”) announced positive results from Cohort 2 of the pivotal PROGRESS study of ATEBRIOZ (zilurgisertib), an oral activin receptor-like kinase 2 inhibitor, in pediatric patients aged 6 to <12 years with fibrodysplasia ossificans progressiva (“FOP”). At Week 24, zilurgisertib reduced total heterotopic ossification (“HO”) lesion volume and improved clinician-assessed joint mobility. No zilurgisertib-treated patients developed new HO lesions.
The results build on data from PROGRESS Cohort 1, which supported the U.S. Food and Drug Administration (“FDA”) approval of ATEBRIOZ in September 2026 for adult and pediatric patients aged 12 years and older with FOP. The Company plans a supplemental New Drug Application (“sNDA”) submission in the first half of 2027 to expand the indication to pediatric patients aged 6 to <12 years.
PROGRESS Cohort 2 Results
Cohort 2 of the PROGRESS study enrolled 25 pediatric patients aged 6 to <12 years with FOP. Patients were randomized 1:1 to receive once-daily oral zilurgisertib 75 mg (n=12) or placebo (n=13) during a 24-week double-blind period, followed by an open-label extension. The mean age at baseline was 8.3 years, with a mean of 5.0 years since initial diagnosis. All patients completed the double-blind period and entered the open-label extension.
At Week 24, mean total HO lesion volume decreased by 8.09 cm³ in patients receiving zilurgisertib, compared with an increase of 9.14 cm³ in patients receiving placebo (nominal p=0.003). No zilurgisertib-treated patients developed new HO lesions.
Improvements in clinician-assessed joint mobility were also observed. Joint mobility was assessed using the Cumulative Analogue Joint Involvement Scale (“CAJIS”), a validated measure of physical function in FOP scored from 0 (no impairment) to 30 (maximum impairment). At Week 24, CAJIS scores improved by a mean of 0.80 points in patients receiving zilurgisertib, compared with 0.09 points in patients receiving placebo. In untreated patients with FOP, CAJIS scores are reported to worsen by approximately 0.5 points per year.1 Key efficacy data from Cohort 2 are shown below in the Efficacy Results table.
Efficacy Results

Endpoint	Zilurgisertib 75 mg QD	Placebo	Key Finding
Mean (SD) change from baseline in total HO lesion volume, cm³	-8.09 (15.58)	9.14 (11.66)	Treatment difference[a] of -14.0 cm³ favoring zilurgisertib (nominal p=0.003).[b]
	n=12	n=13
Patients with new HO lesions, n (%)	0 (0)	1 (7.7)	No new HO lesions with zilurgisertib.
	n=12	n=13
Mean (SD) change from baseline in CAJIS score	-0.80 (1.1)	-0.09 (1.0)	Improvement in clinician-assessed joint mobility with zilurgisertib.
	n=10	n=11
a Hodges-Lehmann estimate of treatment difference
b p-value calculated using a Wilcoxon rank-sum test

Zilurgisertib was generally well tolerated, with a safety profile consistent with that observed in PROGRESS Cohort 1. No new safety signals were identified. No patients discontinued treatment during the double-blind period, and no zilurgisertib-treated patients experienced growth plate closure. Additional safety findings included:
–Most adverse events were mild or moderate in severity.
–Serious adverse events and Grade ≥3 adverse events were infrequent and occurred less frequently in patients receiving zilurgisertib than in those receiving placebo.
–Adverse events occurring in more than 10% of zilurgisertib-treated patients and at a higher frequency than with placebo included arthralgia, cough, pyrexia, and vomiting (3 subjects each), and alopecia, epistaxis, fall, iron deficiency, and nasopharyngitis (2 subjects each).

ATEBRIOZ is approved by the U.S. FDA to reduce the volume of total new HO in adult and pediatric patients aged 12 years and older with FOP. Total new HO lesion volume includes expansion of baseline HO lesion burden as well as any new discrete HO that developed during the 24-week double-blind period.
Full Cohort 2 results will be presented at an upcoming medical meeting. Cohort 3 of the PROGRESS study, which is evaluating zilurgisertib in pediatric patients aged 2 to <12 years, is currently enrolling.
Forward-Looking Statements
Certain statements contained in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, without limitation, statements regarding the timing, enrollment or results of clinical trials for zilurgisertib, the timing and results of the Company’s planned sNDA submission, and the potential presentation of zilurgisertib clinical results at an upcoming medical meeting. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with research and development of pharmaceutical product candidates, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s other filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: October 26, 2026	By:	/s/ Christopher Peetz
Christopher Peetz
Chief Executive Officer